SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 27, 1998


                                 ICON CMT CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-23477                 13-3603128
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                File No.)             Identification No.)



1200 Harbor Boulevard, Weehawken New Jersey                             07087
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (201) 601-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition of Assets.

(a) On May 27, 1998, Icon CMT Corp., a Delaware corporation (the "Company"), acquired (the "Reorganization") all of the outstanding capital stock of Frontier Media Group, Inc., a Pennsylvania corporation ("Frontier"). The Reorganization was effected pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of May 20, 1998, among the 15 stockholders of Frontier (collectively, the "Transferors") and the Company.

            Pursuant to the Reorganization, all of the issued and outstanding capital stock of Frontier, consisting of 2,800,000 shares of common stock, no par value per share (the "Frontier Shares"), were exchanged for an aggregate of 728,325 shares of the Company's common stock, par value $.001 per share ("Common Stock"), allocated pro rata among the Transferors based upon their respective ownership of Frontier prior to the consummation of the Reorganization. The terms of the Reorganization were determined in accordance with the Reorganization Agreement and were established through arm's-length negotiations between the Company and the Transferors.

            Pursuant to the Agreement and Plan of Reorganization: (i) Frontier entered into employment agreements and/or non-competition agreements with certain of the Transferors; (ii) the Company entered into a registration rights agreement with each of the Transferors (the "Registration Rights Agreement") pursuant to which each of the Transferors will have the right, subject to certain limitations, to have their shares of Common Stock registered under the Securities Act of 1933 (the "Act") in any registration statement filed by the Company under the Act; and (iii) 72,832 shares of Common Stock issued to the Transferors were delivered to an escrow agent, to be held by such escrow agent as security for certain future indemnification obligations of the Transferors to the Company pursuant to the Reorganization Agreement.

            The   Reorganization   was  structured  to  qualify  as  a  tax-free
            reorganization. For accounting purposes, the Reorganization will be accounted for using the "pooling of interests" method.

            The foregoing summary of the terms of the Reorganization, the Reorganization Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Reorganization Agreement and the Registration Rights Agreement, copies of which are filed as Exhibit
            2.1 and 4.1 hereto, respectively, and incorporated herein by reference.

            Prior to the consummation of the Reorganization, the Company did not beneficially own, directly or indirectly, any of the voting securities of Frontier, apart from any beneficial ownership interest it may have had as a result of entering into the Reorganization Agreement.

(b) Through its acquisition of Frontier, the Company acquired an interactive marketing and Internet professional services firm, whose client base includes pharmaceutical companies such as Astra-Merck, Bristol-Myers Squibb, Pfizer, SmithKline Beecham and Novartis.



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            The Company intends to continue using the assets  acquired  pursuant to the Reorganization for the purposes previously noted.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)         Financial Statements of Business Acquired.

                        To be filed by amendment.

            (b)         Pro Forma Financial Information.

                        To be filed by amendment.

            (c)         Exhibits.


Exhibit
  No.                               Description
-------                             -----------

2.1 Agreement and Plan of Reorganization, dated as of May 20, 1998, among the Company and each of the stockholders of Frontier Media Group, Inc.

4.1 Form of Registration Rights Agreement, dated as of May 27, 1998, among the Company and each of the stockholders of Frontier Media Group, Inc.




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



                                   SIGNATURES

            Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 1998

                                        ICON CMT CORP.


                                        By: /s/ Scott A. Baxter
                                            ------------------------------------
                                             Name:   Scott A. Baxter
                                             Title:  President & CEO






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


                                  EXHIBIT INDEX
                                  -------------



Exhibit                                                                     Page
  No.                            Description                                 No.
  ---                            -----------                                 ---

2.1 Agreement and Plan of Reorganization, dated as of May 20, 1998, among the Company and each of the stockholders of Frontier Media Group, Inc.

4.1 Form of Registration Rights Agreement, dated as of May 27, 1998, among the Company and each of the stockholders of Frontier Media Group, Inc.





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